SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2005

CENTENNIAL SPECIALTY FOODS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-31816	55-0825751
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

10700 E. Geddes Ave. #170
Centennial, Colorado 80112

(Address of principal executive offices) (Zip Code)

(303) 292-4018

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 30, 2005, Centennial Specialty Foods Corporation issued a press release announcing its year ended December 31, 2004 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.5, and is incorporated herein by reference.

The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended.

SECTION 9 — FINANCIAL STATEMENTS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of businesses acquired:

Not applicable.

(b) Pro Forma financial information:

Not applicable.

(c) Exhibits:

The following exhibit is included with this Current Report on Form 8-K:

Exhibit No.	Description

99.5	Press Release of Centennial Specialty Foods Corporation dated March 30, 2005

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL SPECIALTY FOODS CORPORATION

By:	/s/ Douglas L. Evans
Douglas L. Evans, Chief Financial Officer

Date: March 30, 2005

EXHIBIT INDEX

Exhibit No.

Description

99.5	Press Release of Centennial Specialty Foods Corporation dated March 30, 2005